April 25, 2001

Mr. Henry Val
133 Wyncrest Avenue
Marlboro, New Jersey 07746


     Re:     Agreement between Segway VI Corp. and Henry Val


Dear Mr. Val:

The following sets forth the agreement between Segway VI Corp. ("SEGWAY") and Henry Val ("VAL"):

     1. VAL agrees to purchase 5,000,000 restricted common shares of SEGWAY at the value of $.0004 per share for a purchase price of $2,000.00.

     2. Upon the receipt of $2,000.00, SEGWAY will tender the shares from treasury to VAL.

     3. VAL represents that he is an "accredited investor" as defined under the 1933 Securities Act. In addition, VAL has been provided with access to all documents of SEGWAY.

     4. Notice shall be given by certified mail, return receipt requested, the date of notice being deemed the date of postmarking. Notices, unless either party has notified the other party of an alternative address as provided hereunder, shall be sent to the address set forth herein.

     5. In the event that any term, covenant, condition, or other provision contained herein is held to be invalid, void or otherwise unenforceable by any court of competent jurisdiction, the invalidity of any such term, covenant, condition, provision or Agreement shall in no way affect any other term, covenant, condition or provision or Agreement contained herein, which shall remain in full force and effect.

     6. This Agreement contains all of the terms agreed upon by the parties with respect to the subject matter hereof. This Agreement has been entered into after full investigation.

     7. This Agreement shall be construed in accordance with and governed by the laws of the State of New Jersey applicable to agreements made and to be performed within the State of New Jersey without giving the effect to the conflict of law principals thereof.

     8. No amendments or additions to this Agreement shall be binding unless in writing, signed by both parties, except as herein otherwise provided.

     9. Neither party may assign nor delegate any of its rights or obligations hereunder without first obtaining the written consent of the other party.

Very truly yours,

ANSLOW & JACLIN, LLP

By: /s/ Ross A. Goldstein
--------------------------------
        ROSS A. GOLDSTEIN

RAG/tp

ACCEPTED AND AGREED TO BY:  ACCEPTED AND AGREED TO BY:

SEGWAY VI CORP.

By: /s/ Richard I. Anslow     By: /s/ Henry Val
--------------------------    ------------------------------
        RICHARD I. ANSLOW             HENRY VAL
        PRESIDENT